UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

Deutsche Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2014

Annual Report

to Shareholders

Deutsche Enhanced Global Bond Fund

(formerly DWS Enhanced Global Bond Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
12 Performance Summary
14 Investment Portfolio
37 Statement of Assets and Liabilities
40 Statement of Operations
42 Statement of Changes in Net Assets
43 Financial Highlights
47 Notes to Financial Statements
66 Report of Independent Registered Public Accounting Firm
67 Information About Your Fund's Expenses
69 Tax Information
70 Advisory Agreement Board Considerations and Fee Evaluation
75 Board Members and Officers
80 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s currency overlay strategy is dependent on the effectiveness and implementation of portfolio management’s proprietary models. As part of its currency strategy, the fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Investment Process
Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics, and changes in supply and demand within the global bond markets. In choosing individual bonds, portfolio management uses independent analysis to look for bonds that have attractive yields and show improving credit.
In addition to the fund’s main investment strategy, we may seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging-markets currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities).

Deutsche Enhanced Global Fund returned 2.15% during the 12-month period ended October 31, 2014, outperforming the 0.22% return of the benchmark, the Barclays Global Aggregate Bond Index. The fund has also outperformed the benchmark during the three-year period, 1.89% vs. 0.72%.

The global bond market defied widespread, negative expectations to deliver a healthy total return during the past 12 months. U.S. Treasury yields fell (as prices rose), reflecting an environment of sluggish global growth and periodic "flights to quality" sparked by geopolitical turmoil overseas. In addition, investors generally remained confident that even though the U.S. Federal Reserve Board (the Fed) was gradually moving toward the conclusion of its bond-buying program known as quantitative easing, it would maintain its low-rate policy well into 2015. At the same time, the domestic economy remained strong enough to support an environment of healthy corporate earnings and improving balance sheets for U.S. corporations. This backdrop, together with investors’ ongoing appetite for yield, contributed to outperformance for higher-risk market segments such as high-yield bonds.

The international markets also performed well, with both Japan and Europe delivering healthy gains in local-currency terms due to the evidence of slowing economic growth in both economies. Emerging-markets bonds produced gains as well, thanks in part to stabilizing economic conditions in China and investors’ healthy appetite for risk. However, these positive returns were muted by the impact of currency translation. The euro and yen, together with the majority of emerging-markets currencies, weakened considerably against the U.S. dollar. This reflected two factors: the stronger trajectory of U.S. growth and the fact that the Fed is tightening policy by removing quantitative easing as other global central banks seek to become more accommodative. These trends translated to weakness in foreign currencies vs. the dollar, which in turn depressed returns for U.S.-based investors.

Fund Performance

One of the largest contributions to the fund’s performance came from its positions in high-yield and emerging-markets bonds. We emphasized these areas on the belief that slowly improving economic growth would fuel outperformance for higher-yielding securities. Throughout the course of the year, the fund generally held a weighting of approximately 30% to 40% of its net assets in the two asset classes. In comparison, the benchmark has only a small allocation to the emerging markets and a zero-weighting in high yield. This allocation added positively to performance, as both market segments outperformed.

"We believe our global reach — which provides the flexibility to capitalize on values anywhere in the world as they emerge — can be particularly valuable in a lower-return environment."

Within the fund’s emerging-markets allocation, our position in local-currency Mexican government bonds made a positive contribution to performance. Yields in Mexico fell, as the Central Bank surprised the market with an interest-rate cut. We maintained this position through the end of the period, believing the favorable U.S. growth outlook should support the performance of Mexican assets.

The fund was also helped by its large underweight in the euro relative to the benchmark. The euro came under significant pressure since the European Central Bank (ECB) moved the deposit rate into negative territory and announced additional quantitative easing. We increased our underweight position in the euro during the final month of the period, a decision that further aided performance when the currency subsequently traded to levels last seen in 2012.

One of the largest detractors from relative performance was our decision to keep the fund’s duration — or interest rate sensitivity — below that of the benchmark for much the year. Bond yields declined fairly steadily from the beginning of January onward, but the fund’s below-average duration prevented it from capitalizing on the full extent of the rally. Throughout the period, we used derivative positions to manage the fund's overall duration.

The fund’s underweight in the bonds of Europe’s "peripheral" countries — Italy, Spain and Greece — also detracted from performance. We did not like the risk-reward profile on these bonds, but they rallied significantly once it became clear that the ECB would be very aggressive with respect to its monetary policy. We remained underweight in these countries as the reporting period closed, believing that their yields had fallen so low that they offered an even more unfavorable trade-off of risk and return.

On the currency side, our positioning with regard to the Japanese yen detracted from performance. The fund’s neutral-to-overweight position in the yen acted as a headwind given the sharp downturn in the currency relative to the U.S. dollar.

Outlook and Positioning

We believe the global bond markets are entering a period of lower returns and higher volatility. On one hand, we believe a significant, sustained spike in bond yields is unlikely given the accommodative policies of the world’s central banks, sluggish economic growth for the majority of non-U.S. developed markets and falling inflation worldwide. At the same time, however, yields are already so low that the potential upside may be limited.

With this as the backdrop, we believe a selective and tactical approach to portfolio management is a necessity. We currently continue to look for opportunities in the higher-yielding market segments, but we are also taking a cautious approach when it comes to corporate bonds. The consensus expectation is that the environment of improving growth, low defaults and investors’ appetite for yield will continue to support outperformance for both investment-grade and high-yield corporates. This may indeed remain the case for some time, but as contrarians, we find the high level of agreement on this point to be a reason for caution. At this stage, we are aware of the potential risks after the extended run of outperformance for these sectors, and we are prepared to adjust the portfolio when the need eventually arises.

With regard to currencies, our present view is that the divergence between economic trends in the United States relative to Europe and Japan — along with the resulting differences in the monetary policies of these regions — will result in continued pressure on both the euro and the yen. However, currency performance can experience meaningful short-term fluctuations. We therefore continued to adjust the fund’s position tactically around our long-term strategic view of U.S. dollar strength during the past 12 months. More broadly speaking, we welcome elevated volatility, as it provides us with greater latitude to take advantage of market dislocations through our relative-value style.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Head of Sector Fixed Income: New York.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Co-Head of US Credit: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rahmila Nadi, Associate

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2012 after six years of experience at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices: the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary October 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	2.15%	1.80%	3.69%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–2.45%	0.86%	3.21%
Barclays Global Aggregate Bond Index†	0.22%	2.59%	4.14%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	1.39%	1.00%	2.87%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–1.53%	0.82%	2.87%
Barclays Global Aggregate Bond Index†	0.22%	2.59%	4.14%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	1.39%	1.04%	2.89%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.39%	1.04%	2.89%
Barclays Global Aggregate Bond Index†	0.22%	2.59%	4.14%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	2.41%	2.06%	3.96%
Barclays Global Aggregate Bond Index†	0.22%	2.59%	4.14%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.17%, 1.97%, 1.91% and 0.87% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

† Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.

	Class A	Class B	Class C	Class S
Net Asset Value
10/31/14	$9.67	$9.68	$9.67	$9.66
10/31/13	$9.95	$9.96	$9.95	$9.94
Distribution Information as of 10/31/14
Income Dividends, Twelve Months	$.42	$.35	$.35	$.45
October Income Dividend	$.0385	$.0323	$.0323	$.0405
Capital Gain Distributions, Twelve Months	$.07	$.07	$.07	$.07
SEC 30-day Yield††	2.50%	1.87%	1.87%	2.87%
Current Annualized Distribution Rate††	4.78%	4.00%	4.01%	5.03%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.26%, 1.69%, 1.56% and 2.66% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.54%, 3.82%, 3.70% and 4.82% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2014
		Principal Amount ($)(a)	Value ($)

Bonds 92.0%
Australia 1.1%
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		440,000	448,800
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		595,000	670,947
(Cost $1,102,633)			1,119,747
Austria 2.6%
JBS Investments GmbH, 144A, 7.75%, 10/28/2020		250,000	273,908
Republic of Austria, 144A, REG S, 4.0%, 9/15/2016	EUR	1,740,000	2,343,777
(Cost $2,540,331)			2,617,685
Barbados 0.5%
Columbus International, Inc., 144A, 7.375%, 3/30/2021 (Cost $536,250)		500,000	530,000
Belarus 0.3%
Republic of Belarus, REG S, 8.75%, 8/3/2015 (Cost $265,313)		250,000	255,050
Bermuda 0.6%
Digicel Group Ltd., 144A, 7.125%, 4/1/2022		300,000	301,500
Digicel Ltd., 144A, 8.25%, 9/1/2017		230,000	235,462
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		15,000	16,238
(Cost $573,900)			553,200
Brazil 0.3%
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		200,000	196,600
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	300,000	115,925
(Cost $351,157)			312,525
British Virgin Islands 0.6%
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024 (Cost $566,362)		550,000	570,625
Canada 1.5%
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		15,000	14,625
144A, 5.625%, 6/1/2024		15,000	14,475
Bombardier, Inc., 144A, 5.75%, 3/15/2022 (b)		205,000	210,125
Cascades, Inc., 144A, 5.5%, 7/15/2022		25,000	24,688
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	5,000
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		125,000	120,937
144A, 7.0%, 2/15/2021		45,000	44,156
Jupiter Resources, Inc., 144A, 8.5%, 10/1/2022		25,000	22,063
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021		35,000	35,525
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		10,000	10,375
MEG Energy Corp., 144A, 7.0%, 3/31/2024		165,000	165,825
Novelis, Inc., 8.75%, 12/15/2020		310,000	338,287
Pacific Rubiales Energy Corp., 144A, 5.625%, 1/19/2025		226,000	214,915
Quebecor Media, Inc., 5.75%, 1/15/2023		15,000	15,450
Valeant Pharmaceuticals International, Inc., 144A, 7.5%, 7/15/2021		120,000	128,400
Yamana Gold, Inc., 144A, 4.95%, 7/15/2024		160,000	156,493
(Cost $1,563,217)			1,521,339
Cayman Islands 2.6%
Braskem Finance Ltd., 6.45%, 2/3/2024		800,000	848,600
China Overseas Finance Cayman II Ltd., REG S, 5.5%, 11/10/2020		250,000	268,368
Kaisa Group Holdings Ltd., 144A, 8.875%, 3/19/2018		250,000	252,500
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		100,000	105,625
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022 (b)		269,800	254,961
TAM Capital 3, Inc., 144A, 8.375%, 6/3/2021		200,000	214,000
Transocean, Inc., 3.8%, 10/15/2022 (b)		370,000	333,157
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		150,000	157,875
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		150,000	165,000
(Cost $2,661,961)			2,600,086
Colombia 0.7%
Banco Davivienda SA, 144A, 5.875%, 7/9/2022		250,000	254,375
Ecopetrol SA, 5.875%, 5/28/2045		450,000	462,375
(Cost $712,090)			716,750
Costa Rica 0.5%
Republic of Costa Rica, 144A, 4.25%, 1/26/2023 (Cost $474,867)		500,000	475,000
Croatia 1.0%
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017		250,000	262,000
Republic of Croatia, 144A, 6.75%, 11/5/2019		640,000	709,600
(Cost $968,617)			971,600
El Salvador 0.4%
Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	102,500
144A, 7.65%, 6/15/2035		300,000	327,000
(Cost $418,000)			429,500
France 0.6%
Credit Agricole SA, 144A, 7.875%, 1/29/2049		365,000	376,753
Numericable Group SA, 144A, 6.25%, 5/15/2024		250,000	257,187
(Cost $628,125)			633,940
Germany 0.4%
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		200,000	208,500
144A, 7.5%, 3/15/2019	EUR	125,000	165,070
(Cost $384,370)			373,570
Hungary 0.3%
Republic of Hungary:
4.0%, 3/25/2019		200,000	204,900
Series 19/A, 6.5%, 6/24/2019	HUF	23,200,000	108,147
(Cost $313,457)			313,047
Indonesia 0.9%
Pertamina Persero PT, 144A, 5.625%, 5/20/2043		500,000	478,750
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042		500,000	452,500
(Cost $870,597)			931,250
Ireland 0.1%
AerCap Ireland Capital Ltd., 144A, 3.75%, 5/15/2019 (Cost $141,225)		140,000	138,950
Israel 0.3%
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023 (Cost $253,750)		250,000	254,998
Italy 0.2%
UniCredit SpA, REG S, 8.0%, 4/3/2049 (Cost $220,000)		200,000	200,500
Kazakhstan 0.8%
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		500,000	542,500
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		250,000	240,625
(Cost $796,064)			783,125
Luxembourg 3.1%
ArcelorMittal, 6.125%, 6/1/2018		500,000	535,000
Evraz Group SA, 144A, 6.75%, 4/27/2018		1,000,000	940,376
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		290,000	290,725
7.5%, 4/1/2021		315,000	340,987
Intelsat Luxembourg SA, 7.75%, 6/1/2021		55,000	57,475
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		75,000	72,000
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	197,500
Minerva Luxembourg SA, 144A, 7.75%, 1/31/2023		250,000	261,250
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		200,000	210,040
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		200,000	197,000
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		15,000	15,600
(Cost $3,118,165)			3,117,953
Marshall Islands 0.2%
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022 (Cost $204,750)		200,000	201,000
Mexico 11.9%
Alpek SA de CV, 144A, 5.375%, 8/8/2023		400,000	424,000
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		200,000	226,500
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		500,000	535,625
Credito Real SAB de CV, 144A, 7.5%, 3/13/2019		200,000	211,000
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		200,000	203,000
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		400,000	411,348
Petroleos Mexicanos, 2.251%*, 7/18/2018		500,000	517,500
Trust F/1401, (REIT), 144A, 5.25%, 12/15/2024		200,000	211,000
United Mexican States:
Series M, 4.75%, 6/14/2018	MXN	60,400,000	4,496,864
Series M 10, 8.5%, 12/13/2018	MXN	53,000,000	4,471,946
Series M 20, 8.5%, 5/31/2029	MXN	4,200,000	371,019
(Cost $12,522,643)			12,079,802
Netherlands 5.9%
CIMPOR Financial Operations BV, 144A, 5.75%, 7/17/2024		250,000	240,375
Government of Netherlands, 144A, REG S, 4.5%, 7/15/2017	EUR	3,570,000	5,014,640
Kazakhstan Temir Zholy Finance BV, 144A, 6.375%, 10/6/2020		250,000	273,125
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		200,000	200,500
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		215,000	236,500
(Cost $6,157,994)			5,965,140
Panama 0.2%
Avianca Holdings SA, 144A, 8.375%, 5/10/2020 (Cost $212,200)		200,000	209,500
Paraguay 0.3%
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	213,000
Republic of Paraguay, 144A, 6.1%, 8/11/2044		100,000	107,125
(Cost $318,750)			320,125
Peru 0.2%
Fondo MIVIVIENDA SA, 144A, 3.5%, 1/31/2023		250,000	239,375
Republic of Peru, 144A, 0.342%, 8/12/2024		300,000	102,581
(Cost $342,363)			341,956
Portugal 0.6%
Portugal Obrigacoes do Tesouro, 144A, REG S, 4.35%, 10/16/2017 (Cost $642,971)	EUR	440,000	599,524
Puerto Rico 0.0%
Popular, Inc., 7.0%, 7/1/2019 (Cost $25,000)		25,000	25,188
Slovenia 0.4%
Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	214,750
144A, 5.5%, 10/26/2022		200,000	219,750
(Cost $417,020)			434,500
South Africa 2.4%
Republic of South Africa, Series R204, 8.0%, 12/21/2018 (Cost $2,431,663)	ZAR	25,500,000	2,390,558
Sri Lanka 0.7%
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	495,000
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	205,760
(Cost $701,500)			700,760
Turkey 1.5%
Republic of Turkey, 7.1%, 3/8/2023	TRY	1,300,000	535,172
Turk Telekomunikasyon AS, 144A, 3.75%, 6/19/2019		250,000	248,897
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		500,000	490,870
Yapi ve Kredi Bankasi AS, 144A, 5.5%, 12/6/2022		250,000	237,804
(Cost $1,488,581)			1,512,743
United Kingdom 5.0%
Afren PLC, 144A, 10.25%, 4/8/2019		200,000	208,040
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		200,000	202,882
144A, 4.125%, 9/27/2022		500,000	503,844
Aviva PLC, 5.7%, 9/29/2049	EUR	450,000	578,999
Barclays Bank PLC, 7.625%, 11/21/2022		590,000	642,731
Fresnillo PLC, 144A, 5.5%, 11/13/2023		500,000	525,850
Lloyds Banking Group PLC, 4.5%, 11/4/2024 (c)		200,000	200,161
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		100,000	108,114
United Kingdom Gilt, REG S, 2.75%, 1/22/2015	GBP	1,165,000	1,872,973
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019		200,000	204,000
(Cost $4,944,134)			5,047,594
United States 43.0%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		10,000	10,425
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		140,000	148,925
ADT Corp.:
3.5%, 7/15/2022		25,000	22,375
6.25%, 10/15/2021		15,000	15,750
AES Corp., 8.0%, 10/15/2017		4,000	4,540
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		20,000	20,600
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		1,536,526	1,578,728
AmeriGas Finance LLC:
6.75%, 5/20/2020		30,000	31,950
7.0%, 5/20/2022		105,000	113,400
Antero Resources Corp., 144A, 5.125%, 12/1/2022		25,000	25,005
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		20,000	18,000
APX Group, Inc.:
6.375%, 12/1/2019		15,000	14,738
144A, 8.75%, 12/1/2020		25,000	21,625
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		25,000	24,875
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		5,000	5,400
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		25,000	27,000
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		25,000	24,500
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		5,000	5,288
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		15,000	15,075
Bank of America Corp., 3.3%, 1/11/2023		100,000	99,147
BE Aerospace, Inc., 6.875%, 10/1/2020		60,000	64,875
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		55,000	54,682
5.165%, 8/1/2044		55,000	54,949
Belden, Inc., 144A, 5.5%, 9/1/2022		30,000	30,525
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		15,000	13,950
6.75%, 11/1/2020		15,000	14,250
Berry Plastics Corp., 5.5%, 5/15/2022		140,000	140,525
Big Heart Pet Brands, 7.625%, 2/15/2019		21,000	21,053
Biomet, Inc.:
6.5%, 8/1/2020		25,000	26,750
6.5%, 10/1/2020		5,000	5,288
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		30,000	28,725
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		10,000	10,800
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		150,000	143,906
California Resources Corp.:
144A, 5.5%, 9/15/2021 (b)		25,000	25,500
144A, 6.0%, 11/15/2024		5,000	5,100
Calpine Corp.:
5.375%, 1/15/2023		35,000	35,350
5.75%, 1/15/2025		35,000	35,437
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		20,000	19,900
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		210,000	211,636
CDW LLC:
6.0%, 8/15/2022		35,000	36,925
8.5%, 4/1/2019		151,000	160,060
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		10,000	10,600
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		205,000	200,131
144A, 6.375%, 9/15/2020		90,000	93,825
CGWF Commercial Mortgage Trust, "C", Series 2013-RKWH, 144A, 2.454%*, 11/15/2030		1,500,000	1,506,195
Chaparral Energy, Inc., 7.625%, 11/15/2022		30,000	29,250
Chiquita Brands International, Inc., 7.875%, 2/1/2021		19,000	20,853
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		275,000	294,937
8.75%, 3/15/2018		67,000	69,345
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		20,000	20,600
Series B, 6.5%, 11/15/2022		205,000	212,175
Series B, 7.625%, 3/15/2020		85,000	90,419
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		45,000	45,562
Cliffs Natural Resources, Inc., 5.2%, 1/15/2018 (b)		95,000	83,600
Community Health Systems, Inc.:
6.875%, 2/1/2022 (b)		325,000	350,187
7.125%, 7/15/2020		145,000	156,962
Cott Beverages, Inc., 144A, 5.375%, 7/1/2022		35,000	34,650
Credit Suisse Commercial Mortgage Trust, "A3", Series 2006-C3, 5.806%*, 6/15/2038		28,216	29,694
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		10,000	10,250
CyrusOne LP, 6.375%, 11/15/2022		10,000	10,525
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		410,000	524,470
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.153%*, 3/15/2018		150,000	150,330
Delphi Corp., 5.0%, 2/15/2023		20,000	21,425
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		10,000	9,725
DISH DBS Corp.:
4.25%, 4/1/2018		25,000	25,625
5.0%, 3/15/2023		125,000	124,531
7.875%, 9/1/2019		105,000	121,931
Dynegy Finance I, Inc., 144A, 7.625%, 11/1/2024		5,000	5,300
E*TRADE Financial Corp.:
6.375%, 11/15/2019		45,000	47,981
6.75%, 6/1/2016		240,000	255,000
EarthLink Holdings Corp., 7.375%, 6/1/2020		20,000	20,400
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		25,000	25,250
Endo Finance LLC, 144A, 5.375%, 1/15/2023		30,000	29,325
EP Energy LLC, 7.75%, 9/1/2022		140,000	147,700
Equinix, Inc.:
5.375%, 4/1/2023		55,000	56,719
7.0%, 7/15/2021		165,000	179,850
EV Energy Partners LP, 8.0%, 4/15/2019		140,000	137,900
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		65,000	64,771
Federal Home Loan Mortgage Corp.:
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		920,903	120,851
"ZG", Series 4213, 3.5%, 6/15/2043		1,307,505	1,298,318
5.5%, 6/1/2035		1,642,140	1,839,518
"JS", Series 3572, Interest Only, 6.647%**, 9/15/2039		645,385	100,218
Federal National Mortgage Association:
3.0%, 8/1/2042 (c)		1,000,000	997,383
4.0%, 2/1/2042 (c)		1,600,000	1,694,250
5.5%, 8/1/2037		847,630	945,207
First Data Corp.:
144A, 6.75%, 11/1/2020		74,000	79,180
144A, 7.375%, 6/15/2019		225,000	238,500
144A, 8.75%, 1/15/2022 (PIK)		20,000	21,850
Freddie Mac Structured Agency Credit Risk Debt Notes, "M3", Series 2014-DN2, 3.755%*, 4/25/2024		500,000	469,268
Frontier Communications Corp.:
6.25%, 9/15/2021		20,000	20,663
6.875%, 1/15/2025		20,000	20,250
7.125%, 1/15/2023		145,000	154,425
8.5%, 4/15/2020		205,000	236,262
FTI Consulting, Inc., 6.0%, 11/15/2022		15,000	15,356
Gates Global LLC, 144A, 6.0%, 7/15/2022		30,000	29,100
GenCorp, Inc., 7.125%, 3/15/2021		40,000	42,500
General Electric Co., 2.7%, 10/9/2022		310,000	305,743
Getty Images, Inc., 144A, 7.0%, 10/15/2020		15,000	11,550
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	49,803
Government National Mortgage Association:
"HX", Series 2012-91, 3.0%, 9/20/2040		397,197	415,063
"ZJ", Series 2013-106, 3.5%, 7/20/2043		119,862	117,716
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		2,002,845	199,461
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		1,284,714	152,321
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		1,610,620	135,344
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		502,530	84,911
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		640,615	113,119
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		428,309	79,375
7.0%, with various maturities from 1/15/2029 until 2/15/2029		47,862	55,358
Group 1 Automotive, Inc., 144A, 5.0%, 6/1/2022		10,000	9,900
Halcon Resources Corp., 8.875%, 5/15/2021 (b)		235,000	192,700
Harron Communications LP, 144A, 9.125%, 4/1/2020		10,000	10,900
HCA, Inc.:
5.25%, 4/15/2025 (b)		15,000	15,544
6.5%, 2/15/2020		270,000	301,387
7.5%, 2/15/2022		225,000	261,281
HD Supply, Inc., 11.5%, 7/15/2020		10,000	11,650
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		135,000	135,000
8.875%, 2/1/2018		25,000	24,719
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024		30,000	28,800
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF, 144A, 2.052%*, 11/5/2030		1,040,000	1,040,010
"DFL", Series 2013-HLF, 144A, 2.902%*, 11/5/2030		630,000	630,006
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		140,000	147,581
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		15,000	16,125
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		20,000	21,650
7.625%, 6/15/2021		60,000	66,750
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		170,000	177,650
iHeartCommunications, Inc.:
9.0%, 12/15/2019		120,000	121,275
11.25%, 3/1/2021		20,000	21,150
IMS Health, Inc., 144A, 6.0%, 11/1/2020		20,000	20,750
International Lease Finance Corp.:
3.875%, 4/15/2018		35,000	35,110
6.25%, 5/15/2019		10,000	10,938
8.75%, 3/15/2017		95,000	106,875
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021		15,000	15,375
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		50,000	53,250
144A, 8.25%, 2/1/2020		135,000	144,450
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		10,000	9,200
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		190,000	194,007
"A4", Series 2007-C1, 5.716%, 2/15/2051		757,115	825,206
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		30,000	31,350
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		696,085	723,539
KLA-Tencor Corp., 4.65%, 11/1/2024 (c)		190,000	190,612
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040		648,450	687,593
Level 3 Communications, Inc., 8.875%, 6/1/2019		85,000	91,162
Level 3 Escrow II, Inc., 144A, 5.375%, 8/15/2022		110,000	111,925
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021 (b)		160,000	167,800
7.0%, 6/1/2020		90,000	96,075
Linn Energy LLC, 6.25%, 11/1/2019		175,000	161,000
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		30,000	31,875
Mediacom Broadband LLC, 6.375%, 4/1/2023		10,000	10,550
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022		35,000	34,125
Meritor, Inc., 6.75%, 6/15/2021		15,000	15,825
MGM Resorts International:
6.625%, 12/15/2021		200,000	219,000
6.75%, 10/1/2020		15,000	16,463
8.625%, 2/1/2019		70,000	81,025
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021 (b)		50,000	42,500
10.75%, 10/1/2020		15,000	13,350
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		30,000	31,425
Navient Corp., 5.5%, 1/25/2023		540,000	540,000
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019		30,000	30,187
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		5,000	4,663
NRG Energy, Inc., 144A, 6.25%, 5/1/2024		160,000	165,200
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		90,000	92,250
6.875%, 3/15/2022		40,000	41,600
6.875%, 1/15/2023		20,000	20,800
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		245,000	252,237
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		30,000	31,875
Pilgrim's Pride Corp., 7.875%, 12/15/2018		130,000	135,525
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		20,000	21,400
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		25,000	25,750
Ply Gem Industries, Inc., 144A, 6.5%, 2/1/2022		15,000	14,756
Polymer Group, Inc., 7.75%, 2/1/2019		68,000	70,720
Regency Energy Partners LP, 5.0%, 10/1/2022		20,000	20,400
Reliance Holding U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	272,218
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		350,000	364,000
RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019		30,000	29,850
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		15,000	14,960
Sabine Pass Liquefaction LLC, 144A, 5.75%, 5/15/2024		170,000	175,737
SBA Communications Corp., 5.625%, 10/1/2019		15,000	15,600
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		10,000	9,850
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		20,000	21,450
SESI LLC, 7.125%, 12/15/2021		115,000	124,200
Seventy Seven Energy, Inc., 144A, 6.5%, 7/15/2022		10,000	9,400
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		20,000	21,100
Smithfield Foods, Inc., 6.625%, 8/15/2022		30,000	32,700
Springs Industries, Inc., 6.25%, 6/1/2021		25,000	24,531
Sprint Communications, Inc.:
6.0%, 11/15/2022 (b)		25,000	24,938
144A, 7.0%, 3/1/2020		40,000	44,620
144A, 9.0%, 11/15/2018		180,000	211,725
Sprint Corp., 144A, 7.125%, 6/15/2024		110,000	113,025
Starz LLC, 5.0%, 9/15/2019		15,000	15,450
T-Mobile U.S.A., Inc., 6.625%, 11/15/2020		205,000	216,019
Talos Production LLC, 144A, 9.75%, 2/15/2018		30,000	30,225
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		10,000	10,150
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		20,000	20,143
Tenet Healthcare Corp., 6.25%, 11/1/2018		70,000	76,037
Tesoro Corp., 4.25%, 10/1/2017		15,000	15,488
The WhiteWave Foods Co., 5.375%, 10/1/2022		20,000	21,050
TIAA Asset Management Finance Co., LLC:
144A, 2.95%, 11/1/2019		135,000	135,257
144A, 4.125%, 11/1/2024		110,000	110,582
Time Warner Cable, Inc., 7.3%, 7/1/2038		125,000	171,978
Titan International, Inc., 6.875%, 10/1/2020		55,000	49,637
TransDigm, Inc.:
6.0%, 7/15/2022		115,000	116,294
7.5%, 7/15/2021		110,000	118,800
TRI Pointe Holdings, Inc., 144A, 4.375%, 6/15/2019		25,000	24,875
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		20,000	17,500
Tronox Finance LLC, 6.375%, 8/15/2020		25,000	25,688
tw telecom holdings, Inc.:
5.375%, 10/1/2022		25,000	27,625
6.375%, 9/1/2023		20,000	22,800
U.S. Treasury Bill, 0.035%***, 2/12/2015 (d)		1,243,000	1,242,930
U.S. Treasury Bonds:
3.375%, 5/15/2044		253,000	268,397
3.625%, 2/15/2044		135,000	149,818
3.75%, 11/15/2043		65,000	73,745
U.S. Treasury Notes:
1.0%, 8/31/2016 (e)		4,100,000	4,141,000
1.0%, 9/30/2016		500,000	504,765
1.5%, 5/31/2019		875,000	873,359
1.625%, 6/30/2019		347,000	348,111
1.625%, 7/31/2019		420,000	421,017
2.375%, 8/15/2024		620,000	622,422
2.5%, 5/15/2024		3,704,000	3,763,613
United Rentals North America, Inc.:
5.75%, 7/15/2018		25,000	26,188
6.125%, 6/15/2023		20,000	21,525
7.625%, 4/15/2022		245,000	273,175
Valeant Pharmaceuticals International, Inc., 144A, 6.375%, 10/15/2020		40,000	41,050
Watco Companies LLC, 144A, 6.375%, 4/1/2023		10,000	10,150
Whiting Petroleum Corp., 5.0%, 3/15/2019		25,000	25,875
Windstream Corp.:
6.375%, 8/1/2023		20,000	20,150
7.5%, 4/1/2023		10,000	10,500
7.75%, 10/15/2020		375,000	399,375
7.75%, 10/1/2021		60,000	64,200
WPX Energy, Inc., 5.25%, 9/15/2024		20,000	19,500
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		10,000	10,419
144A, 5.625%, 10/1/2024		5,000	5,269
XPO Logistics, Inc., 144A, 7.875%, 9/1/2019		10,000	10,475
(Cost $43,198,595)			43,584,714
Venezuela 0.3%
Petroleos de Venezuela SA, 144A, 9.0%, 11/17/2021 (Cost $419,809)		500,000	316,875
Total Bonds (Cost $93,254,416)			93,150,419

Preferred Stock 0.0%
United States
Ally Financial, Inc., "G", 144A, 7.0% (Cost $19,438)		20	20,130

	Shares	Value ($)

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 0.08% (f) (g) (Cost $2,175,748)	2,175,748	2,175,748

Cash Equivalents 5.0%
Central Cash Management Fund, 0.07% (f) (Cost $5,063,029)	5,063,029	5,063,029

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $100,512,631)†	99.1	100,409,326
Other Assets and Liabilities, Net	0.9	879,689
Net Assets	100.0	101,289,015

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2014.

** These securities are shown at their current rate as of October 31, 2014.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $101,294,589. At October 31, 2014, net unrealized depreciation for all securities based on tax cost was 885,263. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,210,862 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,096,125.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2014 amounted to $2,081,098, which is 2.1% of net assets.

(c) When-issued or delayed delivery security included.

(d) At October 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At October 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of income is paid in kind in form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Ultra Long U.S. Treasury Bond	USD	12/19/2014	150	23,521,875	509,769

At October 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	12/31/2014	200	23,885,938	(175,941)

At October 31, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (h)
Call Options Receive Fixed — 4.48% – Pay Floating — LIBOR	5/11/2016 5/11/2026	2,900,000	1	5/5/2016	32,552	(12,176)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	2	3/15/2016	20,952	(2,714)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	1	3/15/2016	34,220	(2,714)
Total Call Options					87,724	(17,604)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	1	3/15/2016	20,953	(1,489)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	2	3/15/2016	7,395	(1,489)
Pay Fixed — 2.48% – Receive Floating — LIBOR	5/11/2016 5/11/2026	2,900,000	1	5/5/2016	32,553	(49,379)
Pay Fixed — 2.64% – Receive Floating — LIBOR	8/10/2015 8/10/2045	2,600,000	1	8/6/2015	24,310	(38,723)
Pay Fixed — 2.796% – Receive Floating — LIBOR	6/5/2015 6/5/2045	2,600,000	2	6/3/2015	27,820	(45,106)
Pay Fixed — 2.88% – Receive Floating — LIBOR	9/30/2015 9/30/2045	2,100,000	3	9/28/2015	43,938	(64,026)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	2,600,000	1	3/4/2015	27,300	(60,549)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	2,600,000	2	1/30/2015	32,110	(59,256)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	2,900,000	4	1/26/2015	29,254	(76,466)
Total Put Options					245,633	(396,483)
Total					333,357	(414,087)

(h) Unrealized depreciation on written options on interest rate swap contracts at October 31, 2014 was $80,730.

At October 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
10/21/2014 10/21/2044	2,100,000	Fixed — 3.093%	Floating — LIBOR	(20,704)	(20,704)
5/11/2015 5/11/2045	2,900,000	Fixed — 3.56%	Floating — LIBOR	(249,102)	(247,477)
Total unrealized depreciation					(268,181)

At October 31, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (i)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/20/2013 9/20/2018	25,000	5	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	3,457	1,735	1,722
9/20/2012 12/20/2017	40,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	5,156	1,865	3,291
Total unrealized appreciation							5,013

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(j) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Morgan Stanley

4 Barclays Capital PLC

5 Credit Suisse

6 UBS AG

LIBOR: London Interbank Offered Rate

At October 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	6,500,000	USD	8,487,258	11/5/2014	341,522	Barclays Bank PLC
EUR	6,800,000	USD	8,847,208	11/5/2014	325,733	Barclays Bank PLC
USD	290,102	MXN	3,920,154	11/10/2014	827	UBS AG
USD	493,110	ZAR	5,600,000	11/12/2014	13,610	UBS AG
ZAR	5,600,000	USD	514,575	11/12/2014	7,855	BNP Paribas SA
ZAR	5,600,000	USD	514,420	11/12/2014	7,700	UBS AG
USD	179,613	AUD	207,000	11/19/2014	2,339	UBS AG
CHF	65,000	USD	67,873	11/19/2014	309	UBS AG
CZK	1,474,000	USD	67,539	11/19/2014	1,131	UBS AG
EUR	143,000	USD	180,454	11/19/2014	1,236	UBS AG
JPY	31,382,000	USD	295,437	11/19/2014	12,015	UBS AG
SEK	820,000	USD	13,240	11/19/2014	2,188	UBS AG
SGD	87,000	USD	68,222	11/19/2014	507	UBS AG
USD	67,727	TRY	156,000	11/19/2014	2,202	UBS AG
USD	67,828	ZAR	758,000	11/19/2014	726	UBS AG
EUR	5,000,000	USD	6,377,275	12/8/2014	109,978	Commonwealth Bank of Australia
EUR	5,000,000	USD	6,375,305	12/8/2014	108,008	JPMorgan Chase Securities, Inc.
EUR	5,000,000	USD	6,327,350	12/8/2014	60,053	Citigroup, Inc.
JPY	500,000,000	USD	4,459,440	12/15/2014	5,786	Barclays Bank PLC
EUR	131,500	USD	166,540	1/15/2015	1,672	Citigroup, Inc.
EUR	201,600	USD	257,158	1/20/2015	4,393	Societe Generale
NZD	496,700	USD	389,607	1/20/2015	5,323	Societe Generale
Total unrealized appreciation					1,015,113

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	8,549,431	EUR	6,500,000	11/5/2014	(403,695)	Barclays Bank PLC
USD	1,243,816	MXN	16,479,846	11/10/2014	(20,783)	UBS AG
USD	1,015,907	ZAR	11,200,000	11/12/2014	(2,467)	UBS AG
USD	64,836	BRL	158,000	11/19/2014	(1,367)	UBS AG
USD	112,318	GBP	70,000	11/19/2014	(352)	UBS AG
USD	292,772	NZD	376,000	11/19/2014	(106)	UBS AG
USD	6,363,500	EUR	5,000,000	12/8/2014	(96,203)	Citigroup, Inc.
ZAR	4,600,000	USD	412,721	12/8/2014	(1,653)	Barclays Bank PLC
USD	23,385,163	JPY	2,500,000,000	12/15/2014	(1,116,890)	Nomura International PLC
Total unrealized depreciation					(1,643,516)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CZK Czech Koruna
CHF Swiss Franc
EUR Euro
GBP British Pound
HUF Hungarian Forint
JPY Japanese Yen
MXN Mexican Peso
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments Bonds (k)	$—	$93,150,419	$—	$93,150,419
Preferred Stocks	—	20,130	—	20,130
Short-Term Investments (k)	7,238,777	—	—	7,238,777
Derivatives (l)
Futures Contracts	509,769	—	—	509,769
Credit Default Swap Contracts	—	5,013	—	5,013
Forward Foreign Currency Exchange Contracts	—	1,015,113	—	1,015,113
Total	$7,748,546	$94,190,675	$—	$101,939,221
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (l)
Futures Contracts	$(175,941)	$—	$—	$(175,941)
Interest Rate Swap Contracts	—	(268,181)	—	(268,181)
Written Options	—	(414,087)	—	(414,087)
Forward Foreign Currency Exchange Contracts	—	(1,643,516)	—	(1,643,516)
Total	$(175,941)	$(2,325,784)	$—	$(2,501,725)

There have been no transfers between fair value measurement levels during the year ended October 31, 2014.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $93,273,854) — including $2,081,098 of securities loaned	$93,170,549
Investment in Daily Assets Fund Institutional (cost $2,175,748)*	2,175,748
Investment in Central Cash Management Fund (cost $5,063,029)	5,063,029
Total investments in securities, at value (cost $100,512,631)	100,409,326
Cash	3,011,173
Foreign currency, at value (cost $3,073,891)	2,877,970
Deposit with broker for centrally cleared swaps	29,053
Cash held as collateral for forward foreign currency exchange contracts	40,000
Receivable for investments sold	4,097,955
Receivable for Fund shares sold	126,533
Dividends receivable	358
Interest receivable	1,161,574
Receivable for variation margin on centrally cleared swaps	38,852
Unrealized appreciation on swap contracts	5,013
Unrealized appreciation on forward foreign currency exchange contracts	1,015,113
Upfront payments paid on swap contracts	3,600
Foreign taxes recoverable	1,973
Other assets	15,250
Total assets	112,833,743
Liabilities
Payable upon return of securities loaned	2,175,748
Payable for investments purchased	3,831,046
Payable for investments purchased — when issued/delayed delivery securities	3,088,962
Line of credit loan payable	50,000
Payable for Fund shares redeemed	73,805
Payable for variation margin on futures contracts	51,989
Options written, at value (premiums received $333,357)	414,087
Unrealized depreciation on forward foreign currency exchange contracts	1,643,516
Accrued Directors' fees	1,535
Accrued management fee	16,254
Other accrued expenses and payables	197,786
Total liabilities	11,544,728
Net assets, at value	$101,289,015

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	1,299,928
Net unrealized appreciation (depreciation) on: Investments	(103,305)
Swap contracts	(263,168)
Futures	333,828
Foreign currency	(832,531)
Written options	(80,730)
Accumulated net realized gain (loss)	(110,770)
Paid-in capital	101,045,763
Net assets, at value	$101,289,015
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($20,134,702 ÷ 2,082,431 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.67
Maximum offering price per share (100 ÷ 95.50 of $9.67)	$10.13
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($382,269 ÷ 39,491 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.68
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,719,362 ÷ 281,213 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$9.67
Class S Net Asset Value, offering and redemption price(a) per share ($78,052,682 ÷ 8,081,240 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$9.66

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2014
Investment Income
Income: Interest	$4,180,702
Dividends	1,408
Income distributions — Central Cash Management Fund	4,728
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,296
Total income	4,199,134
Expenses: Management fee	432,180
Administration fee	105,410
Services to shareholders	179,000
Distribution and service fees	84,992
Custodian fee	53,663
Professional fees	112,978
Reports to shareholders	53,495
Registration fees	55,334
Directors' fees and expenses	5,898
Other	15,713
Total expenses before expense reductions	1,098,663
Expense reductions	(197,926)
Total expenses after expense reductions	900,737
Net investment income	3,298,397
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(825,967)
Swap contracts	(350,194)
Futures	1,446,923
Written options	189,955
Foreign currency	295,889
Payments by affiliates (see Note H)	23,487
780,093
Change in net unrealized appreciation (depreciation) on: Investments	(369,133)
Swap contracts	(99,977)
Futures	65,754
Written options	(162,272)
Foreign currency	(1,138,986)
(1,704,614)
Net gain (loss)	(924,521)
Net increase (decrease) in net assets resulting from operations	$2,373,876

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$3,298,397	$3,118,256
Net realized gain (loss)	780,093	2,041,166
Change in net unrealized appreciation (depreciation)	(1,704,614)	(6,500,007)
Net increase (decrease) in net assets resulting from operations	2,373,876	(1,340,585)
Distributions to shareholders from: Net investment income: Class A	(917,976)	(591,547)
Class B	(14,643)	(10,566)
Class C	(99,445)	(60,560)
Class S	(3,628,484)	(2,726,542)
Net realized gains: Class A	(160,217)	(432,365)
Class B	(3,077)	(14,152)
Class C	(20,857)	(70,913)
Class S	(573,500)	(1,999,409)
Total distributions	(5,418,199)	(5,906,054)
Fund share transactions: Proceeds from shares sold	4,682,532	21,194,619
Reinvestment of distributions	4,925,350	5,417,620
Payments for shares redeemed	(16,117,479)	(68,365,760)
Redemption fees	129	2,408
Net increase (decrease) in net assets from Fund share transactions	(6,509,468)	(41,751,113)
Increase (decrease) in net assets	(9,553,791)	(48,997,752)
Net assets at beginning of period	110,842,806	159,840,558
Net assets at end of period (including undistributed net investment income of $1,299,928 and $2,663,585, respectively)	$101,289,015	$110,842,806

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.95		$10.42		$10.19		$10.86	$10.55
Income (loss) from investment operations: Net investment incomea	.29		.21		.23		.30	.29
Net realized and unrealized gain (loss)	(.08)		(.29)		.21		(.61)	.38
Total from investment operations	.21		(.08)		.44		(.31)	.67
Less distributions from: Net investment income	(.42)		(.23)		(.21)		(.24)	(.36)
Net realized gains	(.07)		(.16)		—		(.04)	—
Return of capital	—		—		—		(.08)	—
Total distributions	(.49)		(.39)		(.21)		(.36)	(.36)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$9.67		$9.95		$10.42		$10.19	$10.86
Total Return (%)b	2.15	c	(.84	)c	4.41	c	(2.97)	6.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		24		29		35	39
Ratio of expenses before expense reductions (%)	1.23		1.17		1.14		1.12	1.16
Ratio of expenses after expense reductions (%)	1.02		1.03		1.13		1.12	1.16
Ratio of net investment income (%)	2.96		2.07		2.25		2.83	2.83
Portfolio turnover rate (%)	326		493		395		197	162
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.96		$10.43		$10.20		$10.87	$10.56
Income (loss) from investment operations: Net investment incomea	.22		.13		.15		.21	.21
Net realized and unrealized gain (loss)	(.08)		(.29)		.21		(.61)	.37
Total from investment operations	.14		(.16)		.36		(.40)	.58
Less distributions from: Net investment income	(.35)		(.15)		(.13)		(.15)	(.27)
Net realized gains	(.07)		(.16)		—		(.04)	—
Return of capital	—		—		—		(.08)	—
Total distributions	(.42)		(.31)		(.13)		(.27)	(.27)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$9.68		$9.96		$10.43		$10.20	$10.87
Total Return (%)b	1.39	c	(1.58	)c	3.58	c	(3.78)	5.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.38		.45		1		1	2
Ratio of expenses before expense reductions (%)	2.06		1.97		1.93		1.91	1.99
Ratio of expenses after expense reductions (%)	1.77		1.78		1.89		1.91	1.99
Ratio of net investment income (%)	2.21		1.29		1.50		2.04	2.00
Portfolio turnover rate (%)	326		493		395		197	162
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.95		$10.42		$10.19		$10.86	$10.55
Income (loss) from investment operations: Net investment incomea	.22		.13		.15		.22	.22
Net realized and unrealized gain (loss)	(.08)		(.29)		.22		(.61)	.37
Total from investment operations	.14		(.16)		.37		(.39)	.59
Less distributions from: Net investment income	(.35)		(.15)		(.14)		(.16)	(.28)
Net realized gains	(.07)		(.16)		—		(.04)	—
Return of capital	—		—		—		(.08)	—
Total distributions	(.42)		(.31)		(.14)		(.28)	(.28)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$9.67		$9.95		$10.42		$10.19	$10.86
Total Return (%)b	1.39	c	(1.66	)c	3.74	c	(3.69)	5.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3		5		6	8
Ratio of expenses before expense reductions (%)	1.99		1.91		1.87		1.86	1.90
Ratio of expenses after expense reductions (%)	1.77		1.78		1.87		1.86	1.90
Ratio of net investment income (%)	2.22		1.31		1.52		2.09	2.09
Portfolio turnover rate (%)	326		493		395		197	162
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.94		$10.42		$10.18		$10.85	$10.55
Income (loss) from investment operations: Net investment income (loss)a	.32		.23		.26		.33	.32
Net realized and unrealized gain (loss)	(.08)		(.29)		.22		(.62)	.37
Total from investment operations	.24		(.06)		.48		(.29)	.69
Less distributions from: Net investment income	(.45)		(.26)		(.24)		(.26)	(.39)
Net realized gains	(.07)		(.16)		—		(.04)	—
Return of capital	—		—		—		(.08)	—
Total distributions	(.52)		(.42)		(.24)		(.38)	(.39)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$9.66		$9.94		$10.42		$10.18	$10.85
Total Return (%)	2.41	b	(.66	)b	4.81	b	(2.72)	6.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78		84		125		136	112
Ratio of expenses before expense reductions (%)	.95		.87		.84		.84	.90
Ratio of expenses after expense reductions (%)	.77		.78		.84		.84	.90
Ratio of net investment income (%)	3.21		2.30		2.55		3.11	3.09
Portfolio turnover rate (%)	326		493		395		197	162
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Enhanced Global Bond Fund (formerly DWS Enhanced Global Bond Fund) (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (formerly DWS Global/International Fund, Inc.) (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2. Exchange-traded options are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,311,905
Undistributed long-term capital gains	$373,849
Unrealized appreciation (depreciation) on investments	$(885,263)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:
	Years Ended October 31,
	2014	2013
Distributions from ordinary income	$4,660,548	$3,389,215
Distributions from long-term capital gains	$757,651	$2,516,839

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in interest rate swap contracts had a total notional amount of generally indicative of a range from $2,900,000 to $5,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the credit default swap contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in credit default swap contracts sold had a total notional value of $65,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2014, the Fund entered into futures contracts as a hedge against anticipated interest rate or currency market changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $49,263,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $23,886,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of October 31, 2014. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in written options contracts had a total value generally indicative of a range from approximately $138,000 to $414,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $25,827,000 to $52,981,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,668,000 to $47,427,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $6,975,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$—	$509,769	$509,769
Credit Contracts (b)	—	5,013	—	5,013
Foreign Exchange Contracts (c)	1,015,113	—	—	1,015,113
	$1,015,113	$5,013	$509,769	$1,529,895
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on swap contracts
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(414,087)	$—	$(268,181)	$(175,941)	$(858,209)
Foreign Exchange Contracts (c)	—	(1,643,516)	—	—	(1,643,516)
	$(414,087)	$(1,643,516)	$(268,181)	$(175,941)	$(2,501,725)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value, and unrealized depreciation on swap contracts. Unsettled variation margin for centrally cleared swaps is disclosed separately within the Statement of Assets and Liabilities.
(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$189,955	$—	$(350,194)	$1,446,923	$1,286,684
Foreign Exchange Contracts (b)	—	369,518	—	—	369,518
	$189,955	$369,518	$(350,194)	$1,446,923	$1,656,202
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(162,272)	$—	$(100,345)	$65,754	$(196,863)
Credit Contracts (a)	—	—	368	—	368
Foreign Exchange Contracts (b)	—	(938,843)	—	—	(938,843)
	$(162,272)	$(938,843)	$(99,977)	$65,754	$(1,135,338)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$673,041	$(481,814)	$—	$—	$191,227
BNP Paribas SA	7,855	—	—	—	7,855
Citigroup, Inc.	61,725	(61,725)	—	—	—
Commonwealth Bank of Australia	109,978	—	—	—	109,978
Credit Suiss	1,722	—	—	—	1,722
JPMorgan Chase Securities, Inc.	108,008	—	—	—	108,008
Societe Generale	9,716	—	—	—	9,716
UBS AG	48,081	(19,956)	(28,125)	—	—
	$1,020,126	$(563,495)	$(28,125)	$—	$428,506
Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non- Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$481,814	$(481,814)	$—	$—	$—
BNP Paribas	108,565	—	—	—	108,565
Citigroup, Inc.	96,203	(61,725)	—	—	34,478
Morgan Stanley	64,026	—	—	—	64,026
Nomura International PLC	1,281,920	—	—	—	1,281,920
UBS AG	25,075	(19,956)	—	—	5,119
	$2,057,603	$(563,495)	$—	$—	$1,494,108

(a) The actual collateral received may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $260,611,309 and $284,109,403, respectively. Purchases and sales of U.S. Treasury obligations aggregated $56,111,808 and $54,471,430, respectively.

For the year ended October 31, 2014, transactions for written options on futures were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	29,500,000	$283,240
Options written	21,200,000	249,838
Options bought back	(15,000,000)	(178,333)
Options expired	(2,900,000)	(21,388)
Outstanding, end of period	32,800,000	$333,357

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursement) of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2013 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.02%
Class B	1.77%
Class C	1.77%
Class S	.77%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.03%
Class B	1.78%
Class C	1.78%
Class S	.78%

For the year ended October 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$46,079
Class B	1,209
Class C	6,261
Class S	144,377
$197,926

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2014, the Administration Fee was $105,410, of which $8,659 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2014
Class A	$24,446	$5,901
Class B	579	142
Class C	2,319	588
Class S	76,575	18,127
	$103,919	$24,758

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2014
Class B	$3,150	$244
Class C	21,317	1,781
	$24,467	$2,025

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2014	Annual Rate
Class A	$52,386	$8,469	.24%
Class B	1,045	181	.25%
Class C	7,094	1,174	.25%
	$60,525	$9,824

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2014, aggregated $598.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2014, the CDSC for Class B and C shares aggregated $235 and $18, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2014, DDI received $511 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $27,973, of which $10,609 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the period from year ended October 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,120.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At October 31, 2014, the Fund had a $50,000 outstanding loan. Interest expense incurred on the borrowing was $144 for the year ended October 31, 2014. The average dollar amount of the borrowings was $406,000, the weighted average interest rate on these borrowings was 1.41% and the Fund had a loan outstanding for 9 days throughout the period. The borrowings were valued at cost, which approximates fair value.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	132,330	$1,302,067	251,690	$2,573,044
Class B	1,882	18,595	971	10,047
Class C	40,679	402,190	91,936	953,278
Class S	299,926	2,959,680	1,709,292	17,658,250
		$4,682,532		$21,194,619
Shares issued to shareholders in reinvestment of distributions
Class A	101,837	$998,644	92,421	$943,522
Class B	1,074	10,545	1,377	14,155
Class C	9,283	91,065	8,803	90,166
Class S	390,537	3,825,096	427,885	4,369,777
		$4,925,350		$5,417,620
Shares redeemed
Class A	(515,154)	$(5,069,544)	(748,634)	$(7,557,764)
Class B	(8,698)	(85,750)	(47,029)	(475,299)
Class C	(86,295)	(848,995)	(226,706)	(2,289,800)
Class S	(1,030,092)	(10,113,190)	(5,759,002)	(58,042,897)
		$(16,117,479)		$(68,365,760)
Redemption fees		$129		$2,408
Net increase (decrease)
Class A	(280,987)	$(2,768,739)	(404,523)	$(4,038,931)
Class B	(5,742)	(56,610)	(44,681)	(451,097)
Class C	(36,333)	(355,740)	(125,967)	(1,246,356)
Class S	(339,629)	(3,328,379)	(3,621,825)	(36,014,729)
		$(6,509,468)		$(41,751,113)

H. Payments by Affiliates

During the period ended October 31, 2014, the Advisor agreed to reimburse the Fund $23,487 for losses incurred on trades executed incorrectly. The amount of the reimbursement is 0.02% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and Shareholders of Deutsche Enhanced Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Enhanced Global Bond Fund (formerly DWS Enhanced Global Bond Fund) (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,003.00	$999.20	$999.20	$1,004.20
Expenses Paid per $1,000*	$5.15	$8.92	$8.92	$3.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,020.06	$1,016.28	$1,016.28	$1,021.32
Expenses Paid per $1,000*	$5.19	$9.00	$9.00	$3.92

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Deutsche Enhanced Global Bond Fund	1.02%	1.77%	1.77%	.77%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.07 per share from net long-term capital gains during its year ended October 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $413,000 as capital gain dividends for its year ended October 31, 2014.

A total of 3.47% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Enhanced Global Bond Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2013. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

The Board noted that DIMA agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund’s current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	25156A 734	25156A 742	25156A 759	25156A 767
Fund Number	461	661	761	2061

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DEG BF-2
IR-024060-5 12/14

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE ENHANCED GLOBAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$87,442	$0	$0	$0
2013	$82,838	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Global Bond Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2014